UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2011

PILGRIM’S PRIDE CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO		80634-9038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2011, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:

1. The election of six JBS Directors to the Board of Directors.

2. The election of two Equity Directors and the Founder Director to the Board of Directors.

3. A stockholder advisory vote on executive compensation.

4. A stockholder advisory vote on the frequency of advisory voting to approve executive compensation.

5. The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2011.

Board of Director Election Results

The stockholders of the Company elected all of the Company’s nine nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Wesley Mendonça Batista	175,850,646	8,315,855	16,195,512
Joesley Mendonça Batista	176,020,763	8,145,738	16,195,512
Don Jackson	176,024,034	8,142,467	16,195,512
William W. Lovette	176,095,899	8,070,602	16,195,512
Marcus Vinicius Pratini de Moraes	183,488,776	677,725	16,195,512
Wallim Cruz De Vasconcellos Junior	183,325,778	840,723	16,195,512
Lonnie “Bo” Pilgrim	179,730,437	4,436,064	16,195,512
Michael L. Cooper	183,364,074	802,427	16,195,512
Charles Macaluso	183,510,087	656,414	16,195,512

Stockholder Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes

183,106,300	947,599	112,602	16,195,512

Stockholder Advisory Vote on the Frequency of Advisory Voting to Approve Executive Compensation

After consideration of the stockholders’ recommendation, the Company decided to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on frequency of stockholder votes on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

180,333,397	80,152	3,680,626	72,326	16,195,512

Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2011 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain

199,378,769	794,396	188,848

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: May 5, 2011	By:	/s/ Gary D. Tucker
Gary D. Tucker
Principal Financial Officer